Portfolio of Investments – as of September 30, 2023 (Unaudited)
Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 82.0% of Net Assets

Non-Convertible Bonds — 77.4%
	ABS Car Loan — 5.2%
$2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026(a)	$2,605,206
405,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class D, 6.820%, 10/12/2029(a)	404,601
126,966	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026(a)	126,841
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026(a)	1,028,949
2,360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class C, 3.020%, 8/20/2026(a)	2,192,657
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027(a)	1,683,268
220,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030(a)	218,633
610,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	580,261
260,000	Carvana Auto Receivables Trust, Series 2023-N1, Class D, 6.690%, 7/10/2029(a)	254,173
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030(a)	1,159,550
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026(a)	1,055,807
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028(a)	2,216,499
665,000	DT Auto Owner Trust, Series 2023-3A, Class D, 7.120%, 5/15/2029(a)	669,447
870,597	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026(a)	865,813
498,426	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025(a)	495,641
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026(a)	1,465,862
2,211,830	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025(a)	2,185,206
105,000	Flagship Credit Auto Trust, Series 2023-3, Class D, 6.580%, 8/15/2029(a)	104,102
285,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	283,706
460,000	Ford Credit Auto Owner Trust, Series 2023-2, Class D, 6.600%, 2/15/2036(a)	466,167
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027(a)	2,879,016
230,000	GLS Auto Receivables Issuer Trust, Series 2023-3A, Class D, 6.440%, 5/15/2029(a)	227,294
1,889,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	1,767,381
1,493,000	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025(a)	1,481,001
360,000	Hertz Vehicle Financing III LLC, Series 2023-1A, Class D2, 9.130%, 6/25/2027(a)	355,357
740,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class D, 9.400%, 9/25/2029(a)	744,221
990,000	Hertz Vehicle Financing LLC, Series 2022-2A, Class D, 5.160%, 6/26/2028(a)	855,232
1,050,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	1,002,475
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026(a)	$904,508
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026(a)	1,625,947
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2A, Class D, 5.480%, 9/15/2027(a)	1,888,381
635,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class D, 6.470%, 3/15/2029(a)	628,009
		34,421,211
	ABS Credit Card — 0.2%
625,000	Mission Lane Credit Card Master Trust, 7.690%, 11/15/2028(a)	624,911
420,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.230%, 7/17/2028(a)	416,718
		1,041,629
	ABS Home Equity — 7.4%
300,000	American Homes 4 Rent Trust, Series 2014-SFR2, Class D, 5.149%, 10/17/2036(a)	294,647
2,170,000	American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.231%, 10/17/2036(a)	2,147,426
1,200,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class E, 6.418%, 12/17/2036(a)	1,189,828
198,256	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	187,394
173,918	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	165,901
90,859	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	75,254
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061(a)(b)	1,612,062
28,860	CHL Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1, 5.192%, 9/20/2034(b)(c)	24,861
1,445,579	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059(a)(b)	1,390,951
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052(a)	1,647,014
245,000	CoreVest American Finance Ltd., Series 2020-2, Class C, 4.750%, 5/15/2052(a)(b)	222,888
1,340,000	CoreVest American Finance Ltd., Series 2020-4, Class C, 2.250%, 12/15/2052(a)	1,054,890
242,350	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	233,694
110,514	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	104,921
116,861	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	111,242
215,833	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	208,258
2,351	Countrywide Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025(c)	2,191
1,125,420	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060(a)(b)	1,049,039
1,853,094	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060(a)(b)	1,725,247

Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$103,869	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	$98,864
333,247	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1 mo. USD SOFR + 0.774%, 6.102%, 9/19/2045(d)	175,570
844,799	Federal Home Loan Mortgage Corp., Series 2022-DNA4, Class M1A, REMIC, 30 day USD SOFR Average + 2.200%, 7.515%, 5/25/2042(a)(d)	853,711
312,060	Federal National Mortgage Association Connecticut Avenue Securities, Series 2020-R01, Class 1M2, 30 day USD SOFR Average + 2.164%, 7.479%, 1/25/2040(a)(d)	313,037
1,118,866	Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06, Class 1M1, 30 day USD SOFR Average + 2.750%, 8.065%, 5/25/2042(a)(d)	1,146,881
255,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R06, Class 1M2, 30 day USD SOFR Average + 2.700%, 8.015%, 7/25/2043(a)(d)	256,912
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037(a)	1,575,917
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037(a)	3,790,969
182,482	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068(a)(b)	169,853
648,999	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.353%, 5/25/2053(a)(b)	646,281
231,584	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	178,847
362,785	IndyMac INDX Mortgage Loan Trust, Series 2004-AR7, Class A5, 1 mo. USD SOFR + 1.334%, 6.654%, 9/25/2034(d)	285,636
567,305	JP Morgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	538,525
1,258,077	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 5.882%, 10/25/2059(a)(b)	1,250,546
255,712	Lehman XS Trust, Series 2006-2N, Class 1A1, 1 mo. USD SOFR + 0.634%, 5.954%, 2/25/2046(d)	198,195
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 5.750%, 5/25/2034(b)	171,390
136,347	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	128,334
104,736	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034	100,262
124,329	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	120,612
382,274	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	359,490
17,811	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 5.007%, 5/25/2036(b)(c)	16,340
245,000	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060(a)(b)	190,733
252,760	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	161,767
483,775	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	425,534
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036(a)	$966,270
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027(a)	711,324
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038(a)	695,687
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026(a)	497,351
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026(a)	409,231
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	798,134
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038(a)	343,357
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	505,291
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	326,435
235,000	Progress Residential Trust, Series 2023-SFR2, Class D, 4.500%, 10/17/2028(a)	210,116
810,386	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026(a)(b)	777,272
2,605,176	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026(a)(b)	2,394,399
1,521,919	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(b)	1,418,311
1,683,472	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1 mo. USD SOFR + 0.424%, 5.744%, 7/25/2035(d)	1,014,858
3,313,664	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059(a)(b)	3,036,221
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038(a)	950,363
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039(a)	988,157
280,251	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050(a)(b)	271,171
829,070	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051(a)(b)	781,048
844,024	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051(a)(b)	793,350
2,361,144	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051(a)(b)	2,193,543
1,280,380	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051(a)(b)	1,206,435
1,384,353	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051(a)(b)	1,310,005
		49,200,243
	ABS Other — 3.9%
1,598,142	AASET Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041(a)	1,406,397
318,172	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033(a)	307,181
625,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	624,189
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 7.072%, 2/15/2040(a)(b)	330,759
260,875	Aqua Finance Trust, Series 2019-A, Class C, 4.010%, 7/16/2040(a)	235,932
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	2,109,353

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$779,828	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041(a)(b)	$717,965
335,067	Castlelake Aircraft Structured Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	245,015
354,786	Diamond Resorts Owner Trust, Series 2019-1A, Class B, 3.530%, 2/20/2032(a)	345,838
140,000	Foundation Finance Trust, Series 2023-2A, Class D, 9.100%, 6/15/2049(a)	139,971
145,499	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028(a)	143,387
2,800,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	2,675,428
168,462	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032(a)	161,150
374,444	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038(a)	320,632
834,705	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/2039(a)	659,066
150,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	150,390
1,394,000	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038(a)	1,205,071
715,569	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043(a)	643,863
1,087,378	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043(a)	813,461
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031(a)	298,869
84,315	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032(a)(b)	73,475
153,095	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037(a)	144,677
147,586	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036(a)	139,124
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069(a)	576,987
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032(a)	1,103,072
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035(a)	879,289
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	646,885
547,384	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037(a)	519,029
187,326	Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.000%, 1/20/2040(a)	184,389
172,368	Sierra Timeshare Receivables Funding LLC, Series 2023-2A, Class C, 7.300%, 4/20/2040(a)	170,604
928,152	Slam Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046(a)	775,025
1,458,040	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	1,320,863
192,131	Sunnova Helios XII Issuer LLC, Series 2023-B, Class B, 5.600%, 8/22/2050(a)	178,955
289,671	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045(a)	263,113
3,416,750	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046(a)	2,828,148
1,712,903	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	1,376,952
499,165	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043(a)(b)	420,566
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$693,051	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045(a)	$587,098
229,097	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	183,715
		25,905,883
	ABS Student Loan — 2.0%
614,765	College Avenue Student Loans LLC, Series 2021-A, Class D, 4.120%, 7/25/2051(a)	567,292
156,265	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052(a)	120,189
911,525	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041(a)	835,608
1,013,971	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042(a)	957,150
1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042(a)	1,642,745
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068(a)	2,719,800
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068(a)	551,669
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069(a)	251,698
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069(a)	991,845
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062(a)	646,397
316,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28 day Auction Rate Security, 8.941%, 6/15/2032(d)	308,890
960,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28 day Auction Rate Security, 8.942%, 3/15/2033(d)	951,431
100,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28 day Auction Rate Security, 8.938%, 3/15/2033(d)	97,515
766,361	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043(a)	734,707
359,092	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD SOFR + 0.864%, 6.197%, 10/15/2035(a)(d)	356,237
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042(a)	170,697
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042(a)	459,372
1,350,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.120%, 5/15/2046(a)	1,039,290
		13,402,532
	ABS Whole Business — 0.9%
1,510,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	1,488,602
2,959,688	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	2,486,368
966,777	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044(a)	957,344
974,700	Wendy's Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049(a)	855,869
		5,788,183
	Aerospace & Defense — 0.2%
1,470,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	1,458,175

Principal Amount (‡)	Description	Value (†)

	Airlines — 0.7%
$4,552,155	United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	$4,122,659
465,480	United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	447,797
		4,570,456
	Automotive — 1.9%
4,935,000	Aptiv PLC/Aptiv Corp., 2.396%, 2/18/2025	4,695,557
330,000	General Motors Co., 5.200%, 4/01/2045	256,580
2,530,000	General Motors Co., 5.400%, 4/01/2048	1,998,339
655,000	General Motors Co., 5.950%, 4/01/2049	555,551
1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	1,297,354
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(e)	1,171,697
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(e)	995,943
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(e)	401,666
510,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	499,315
560,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	549,136
		12,421,138
	Banking — 7.9%
2,530,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(e)	1,736,188
2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(e)	1,502,871
2,200,000	Banco Santander SA, 5.147%, 8/18/2025	2,153,807
3,495,000	Bank of America Corp., (fixed rate to 9/15/2033, variable rate thereafter), 5.872%, 9/15/2034	3,401,266
1,735,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(e)	1,204,163
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	3,443,616
6,580,000	Citigroup, Inc., (fixed rate to 1/25/2025, variable rate thereafter), 2.014%, 1/25/2026	6,213,506
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,287,191
1,345,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	965,164
5,280,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	3,930,400
7,575,000	Morgan Stanley, MTN, (fixed rate to 10/21/2024, variable rate thereafter), 1.164%, 10/21/2025	7,150,573
6,595,000	Morgan Stanley, MTN, (fixed rate to 2/18/2025, variable rate thereafter), 2.630%, 2/18/2026	6,277,315
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036(a)	2,695,273
1,030,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	1,189,459
375,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	296,193
4,570,000	UBS Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026(a)	4,250,371
740,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	738,587
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$1,500,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	$1,485,900
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026(a)	2,065,756
		51,987,599
	Building Materials — 1.2%
3,145,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	2,634,300
1,825,000	Cemex SAB de CV, 5.200%, 9/17/2030(a)	1,677,323
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029(a)	1,634,118
2,330,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(e)	2,181,329
		8,127,070
	Cable Satellite — 4.6%
8,305,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027(a)	7,737,903
520,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026(a)	502,279
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	163,974
645,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	503,008
330,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	280,678
6,565,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	4,044,683
2,200,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	1,499,162
400,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	283,112
9,810,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	5,215,518
405,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	217,070
405,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	226,920
3,210,000	DISH DBS Corp., 5.125%, 6/01/2029	1,779,560
6,305,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	5,358,309
1,770,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	1,360,687
1,410,000	Ziggo Bond Co. BV, 6.000%, 1/15/2027(a)	1,290,842
		30,463,705
	Chemicals — 0.5%
1,045,000	Ashland, Inc., 3.375%, 9/01/2031(a)	812,630
1,915,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030(a)	1,560,779
595,000	Braskem Netherlands Finance BV, 8.500%, 1/12/2031(a)	589,615
595,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	579,181
		3,542,205
	Consumer Cyclical Services — 1.4%
1,080,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.250%, 12/01/2027(a)	1,018,758
8,055,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	7,200,016
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	664,948
320,000	Uber Technologies, Inc., 8.000%, 11/01/2026(a)	323,762
		9,207,484
	Diversified Manufacturing — 0.2%
225,000	Nordson Corp., 5.600%, 9/15/2028	222,840
300,000	Nordson Corp., 5.800%, 9/15/2033	293,039
990,000	Veralto Corp., 5.450%, 9/18/2033(a)	957,844
		1,473,723

Principal Amount (‡)	Description	Value (†)

	Electric — 0.6%
$2,585,000	Edison International, Series A, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(e)	$2,280,530
1,490,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	1,008,278
685,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	659,265
		3,948,073
	Finance Companies — 4.6%
1,670,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	1,431,988
1,040,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	826,708
865,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	669,096
1,295,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	1,275,524
1,190,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	1,167,007
855,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(a)(e)	672,327
1,530,000	Ares Capital Corp., 2.875%, 6/15/2028	1,279,680
3,400,000	Ares Capital Corp., 3.200%, 11/15/2031	2,601,491
1,870,000	Barings BDC, Inc., 3.300%, 11/23/2026	1,640,712
2,535,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	2,149,260
2,415,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	1,985,794
1,415,000	Blue Owl Technology Finance Corp., 2.500%, 1/15/2027	1,188,006
520,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	447,767
2,125,000	OneMain Finance Corp., 3.500%, 1/15/2027	1,819,531
140,000	OneMain Finance Corp., 4.000%, 9/15/2030	105,050
300,000	OneMain Finance Corp., 5.375%, 11/15/2029	251,250
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	4,960
5,485,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	4,830,585
2,865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	2,368,597
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	83,724
5,245,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	3,960,935
		30,759,992
	Financial Other — 0.8%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	69,509
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	41,735
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	62,341
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	168,522
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(f)	19,827
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(f)	16,634
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(f)	36,410
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(f)	25,163
1,960,135	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(g)	169,571
2,379,845	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(g)	71,776
239,712	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–36.271%, 1/31/2031(a)(h)	2,397
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(f)	9,294
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(f)	6,450
630,000	China Evergrande Group, 8.250%, 3/23/2022(f)	12,600
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$1,020,000	China Evergrande Group, 8.750%, 6/28/2025(f)	$20,400
270,000	China Evergrande Group, 9.500%, 4/11/2022(f)	5,400
220,000	China Evergrande Group, 9.500%, 3/29/2024(f)	5,031
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(f)	77,700
480,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	383,837
745,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	717,559
945,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	830,636
125,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	116,130
600,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	570,760
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(f)	109,481
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(f)	12,001
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(f)	49,958
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(f)	259,961
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(f)	112,475
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(f)	121,295
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(f)	51,600
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(f)	67,600
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(f)	20,000
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(f)	11,500
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(f)	33,000
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(f)	21,750
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)	24,400
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(f)	63,550
2,620,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(f)	406,100
205,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(f)	25,637
1,090,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(f)	168,950
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027(f)	6,300
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026(f)	32,550
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(f)	265,936
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(f)	18,470
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(f)	27,183
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(f)	33,700
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(f)	7,140
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(f)	1,772
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(f)	825
		5,392,816
	Food & Beverage — 0.4%
1,440,000	Aramark Services, Inc., 6.375%, 5/01/2025(a)	1,462,954
1,015,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029	851,775
		2,314,729

Principal Amount (‡)	Description	Value (†)

	Gaming — 1.3%
$1,810,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031(a)	$1,416,240
1,140,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	1,120,517
910,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(a)	891,800
355,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(a)	350,865
2,670,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	2,307,183
1,375,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026(a)	1,281,158
1,140,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026(a)	1,070,978
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	4,828
		8,443,569
	Government Owned - No Guarantee — 0.8%
2,350,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	1,989,974
2,790,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	2,403,587
845,000	Antares Holdings LP, 3.950%, 7/15/2026(a)	760,441
		5,154,002
	Health Care REITs — 0.1%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	332,659
	Health Insurance — 0.4%
1,260,000	Centene Corp., 3.375%, 2/15/2030	1,050,931
1,030,000	Centene Corp., 4.625%, 12/15/2029	927,649
740,000	Molina Healthcare, Inc., 4.375%, 6/15/2028(a)	663,075
		2,641,655
	Independent Energy — 2.5%
1,670,000	Aker BP ASA, 4.000%, 1/15/2031(a)	1,434,573
1,905,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	1,426,558
6,710,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	6,303,745
1,190,000	Energian Israel Finance Ltd., 5.375%, 3/30/2028(a)	1,067,251
25,000	EQT Corp., 3.625%, 5/15/2031(a)	21,149
585,000	EQT Corp., 5.000%, 1/15/2029	549,906
745,000	Leviathan Bond Ltd., 6.125%, 6/30/2025(a)	724,594
740,000	Leviathan Bond Ltd., 6.500%, 6/30/2027(a)	701,720
315,000	Matador Resources Co., 6.875%, 4/15/2028(a)	309,280
180,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	194,778
180,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	202,376
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	315,159
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	133,708
695,000	Ovintiv, Inc., 6.625%, 8/15/2037	666,744
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	92,643
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	89,064
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	418,446
380,000	Southwestern Energy Co., 4.750%, 2/01/2032	326,150
870,000	Var Energi ASA, 7.500%, 1/15/2028(a)	892,741
410,000	Var Energi ASA, 8.000%, 11/15/2032(a)	430,213
		16,300,798
	Leisure — 1.2%
1,880,000	Carnival Corp., 5.750%, 3/01/2027(a)	1,701,822
580,000	Carnival Corp., 6.000%, 5/01/2029(a)	494,730
280,000	Carnival Corp., 7.000%, 8/15/2029(a)	276,087
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	1,440,259
890,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	845,295
570,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	503,025
Principal Amount (‡)	Description	Value (†)

	Leisure — continued
$240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(a)	$220,054
1,725,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	1,581,811
1,260,000	VOC Escrow Ltd., 5.000%, 2/15/2028(a)	1,145,980
		8,209,063
	Life Insurance — 0.1%
1,110,000	Global Atlantic Fin Co., 4.400%, 10/15/2029(a)	919,962
	Local Authorities — 0.0%
67,000,000	Provincia de Buenos Aires/Government Bonds, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 105.742%, 4/12/2025, (ARS)(a)	71,062
	Lodging — 0.6%
435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(a)	354,621
585,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(a)	507,456
20,000	Marriott International, Inc., 5.550%, 10/15/2028	19,776
805,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	674,510
1,000,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	838,750
1,330,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	1,119,222
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	185,523
160,000	Travel & Leisure Co., 6.625%, 7/31/2026(a)	155,680
		3,855,538
	Media Entertainment — 2.1%
1,220,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	932,662
3,330,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	2,639,081
1,040,000	Netflix, Inc., 4.875%, 4/15/2028	1,007,674
1,430,000	Netflix, Inc., 4.875%, 6/15/2030(a)	1,353,792
860,000	Netflix, Inc., 5.375%, 11/15/2029(a)	839,129
1,325,000	Netflix, Inc., 5.875%, 11/15/2028	1,332,501
1,705,000	Netflix, Inc., 6.375%, 5/15/2029	1,760,510
1,025,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.000%, 8/15/2027(a)	903,108
600,000	Playtika Holding Corp., 4.250%, 3/15/2029(a)	501,000
855,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029	761,772
2,555,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	2,168,731
		14,199,960
	Metals & Mining — 3.3%
1,885,000	ArcelorMittal SA, 6.800%, 11/29/2032	1,872,076
4,180,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026(a)	4,057,467
2,015,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025(a)	2,011,041
1,040,000	FMG Resources August 2006 Pty. Ltd., 4.500%, 9/15/2027(a)	941,200
2,375,000	Glencore Funding LLC, 6.125%, 10/06/2028(a)	2,370,923
2,275,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	2,268,875
8,595,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	8,579,835
		22,101,417
	Midstream — 0.8%
165,000	EnLink Midstream LLC, 6.500%, 9/01/2030(a)	160,078
490,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(a)	413,187
555,000	Targa Resources Corp., 6.125%, 3/15/2033	544,067

Principal Amount (‡)	Description	Value (†)

	Midstream — continued
$1,460,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	$1,307,648
1,535,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	1,191,813
815,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	668,806
15,000	Western Midstream Operating LP, 6.150%, 4/01/2033	14,466
1,310,000	Western Midstream Operating LP, 6.350%, 1/15/2029	1,312,701
		5,612,766
	Non-Agency Commercial Mortgage-Backed Securities — 6.0%
2,995,000	BBCMS Mortgage Trust, Series 2020-BID, Class B, 1 mo. USD SOFR + 2.654%, 7.988%, 10/15/2037(a)(d)	2,800,757
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 12.203%, 12/15/2038(a)(d)	1,930,817
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 5.105%, 5/10/2047(a)(b)	1,256,849
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045(a)	2,065,415
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.476%, 12/10/2044(b)	113,295
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,450,730
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037(a)	3,028,668
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.648%, 10/10/2034(a)(b)	603,729
920,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.379%, 9/12/2040(a)(b)	916,572
584,550	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.697%, 7/15/2038(a)(d)	575,009
475,000	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	347,826
773,617	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.845%, 4/10/2031(a)(b)	681,209
3,195,000	GS Mortgage Securities Corportation Trust, Series 2013-PEMB, Class D, 3.668%, 3/05/2033(a)(b)	1,853,101
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.299%, 8/10/2044(a)(b)	378,010
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.299%, 8/10/2044(a)(b)	1,153,683
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	702,808
1,945,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046(a)(b)	1,634,527
2,340,259	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.910%, 12/15/2047(a)(b)	2,090,102
876,346	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.385%, 6/15/2044(a)(b)	788,711
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.385%, 6/15/2044(a)(b)	1,757,159
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, PRIME + 0.000%, 8.500%, 11/15/2027(a)(c)(d)(g)	$369,834
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, PRIME + 0.000%, 8.500%, 11/15/2027(a)(c)(d)(g)	908,566
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, PRIME + 0.000%, 8.500%, 11/15/2027(a)(c)(d)(g)	178,750
2,301,223	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.087%, 7/15/2046(b)	1,869,744
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(b)	1,385,383
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.256%, 11/15/2059(b)	299,813
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.139%, 9/15/2031(a)(b)	4,349,616
941,396	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 6.050%, 3/15/2044(a)(b)	268,853
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.993%, 6/15/2044(a)(b)	1,169,520
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.484%, 12/15/2045(b)	1,537,813
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,209,371
		39,676,240
	Pharmaceuticals — 1.9%
2,530,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	1,438,776
490,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028(a)	199,533
145,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029(a)	55,100
685,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030(a)	257,150
165,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029(a)	65,175
930,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/09/2030, (EUR)	838,608
1,225,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	1,314,714
1,030,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	1,125,720
920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	819,969
7,380,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	4,619,626
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	183,507
635,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	574,040
435,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	440,683
305,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	315,538
		12,248,139
	Restaurants — 0.3%
1,960,000	1011778 BC ULC/New Red Finance, Inc., 4.375%, 1/15/2028(a)	1,766,642
	Retailers — 0.3%
2,085,000	Lithia Motors, Inc., 3.875%, 6/01/2029(a)	1,756,216
	Technology — 3.6%
535,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	418,159
490,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	365,385
1,020,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	743,663

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$880,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	$703,874
995,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	781,484
2,865,000	Broadcom, Inc., 4.150%, 11/15/2030	2,537,624
430,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	373,160
20,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	17,054
1,115,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	961,988
485,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	399,465
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	916,594
1,445,000	CommScope, Inc., 4.750%, 9/01/2029(a)	1,062,862
1,450,000	CommScope, Inc., 7.125%, 7/01/2028(a)	867,549
330,000	Everi Holdings, Inc., 5.000%, 7/15/2029(a)	284,026
395,000	Global Payments, Inc., 2.900%, 11/15/2031	309,866
225,000	Global Payments, Inc., 5.400%, 8/15/2032	210,904
10,000	Leidos, Inc., 5.750%, 3/15/2033	9,584
340,000	Micron Technology, Inc., 5.875%, 2/09/2033	324,789
1,595,000	Micron Technology, Inc., 5.875%, 9/15/2033	1,519,165
3,560,000	Micron Technology, Inc., 6.750%, 11/01/2029	3,617,120
10,000	Open Text Corp., 6.900%, 12/01/2027(a)	10,023
655,000	S&P Global, Inc., 5.250%, 9/15/2033(a)	638,448
1,000,000	SK Hynix, Inc., 6.500%, 1/17/2033(a)	976,911
1,980,000	Trimble, Inc., 6.100%, 3/15/2033	1,939,862
1,735,000	VMware, Inc., 2.200%, 8/15/2031	1,309,285
1,240,000	Western Digital Corp., 2.850%, 2/01/2029	995,522
1,780,000	Western Digital Corp., 4.750%, 2/15/2026	1,696,070
		23,990,436
	Transportation Services — 0.2%
1,680,000	Rand Parent LLC, 8.500%, 2/15/2030(a)	1,553,748
	Treasuries — 6.6%
17,174(i )	Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 1/01/2029, (BRL)	3,248,440
697,300,000	Hungary Government Bonds, Series 23/A, 6.000%, 11/24/2023, (HUF)	1,882,994
29,901,000,000	Indonesia Treasury Bonds, Series FR95, 6.375%, 8/15/2028, (IDR)	1,920,900
336,381(j )	Mexico Bonos, Series M, 7.500%, 5/26/2033, (MXN)	1,639,161
338,660,000	Republic of South Africa Government Bonds, Series 2037, 8.500%, 1/31/2037, (ZAR)	13,084,032
21,905,000	U.S. Treasury Notes, 4.500%, 11/30/2024(k)	21,685,094
		43,460,621
	Wireless — 0.7%
10,000	American Tower Corp., 5.900%, 11/15/2033	9,763
1,695,000	IHS Holding Ltd., 5.625%, 11/29/2026(a)	1,394,680
1,040,000	IHS Holding Ltd., 6.250%, 11/29/2028(a)	788,715
1,555,000	SBA Communications Corp., 3.875%, 2/15/2027	1,424,809
970,000	SoftBank Group Corp., 4.625%, 7/06/2028	846,102
		4,464,069
	Total Non-Convertible Bonds (Identified Cost $628,721,764)	512,185,408

Convertible Bonds — 4.6%
	Airlines — 0.6%
550,000	JetBlue Airways Corp., 0.500%, 4/01/2026	425,205
3,680,000	Southwest Airlines Co., 1.250%, 5/01/2025	3,652,400
		4,077,605
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — 1.0%
$1,170,000	DISH Network Corp., 2.375%, 3/15/2024	$1,123,200
8,125,000	DISH Network Corp., 3.375%, 8/15/2026	4,883,125
615,000	DISH Network Corp., Zero Coupon, 7.761%–33.747%, 12/15/2025(h)	414,319
		6,420,644
	Consumer Cyclical Services — 0.3%
2,310,000	Uber Technologies, Inc., Zero Coupon, 0.000%–5.582%, 12/15/2025(h)	2,157,101
	Consumer Products — 0.1%
745,000	Beauty Health Co., 1.250%, 10/01/2026(a)	579,238
	Gaming — 0.1%
340,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	412,658
	Healthcare — 0.7%
1,865,000	Envista Holdings Corp., 1.750%, 8/15/2028(a)	1,717,665
3,680,000	Teladoc Health, Inc., 1.250%, 6/01/2027	2,932,592
		4,650,257
	Leisure — 0.2%
1,340,000	NCL Corp. Ltd., 1.125%, 2/15/2027	1,111,423
	Media Entertainment — 0.2%
875,000	Snap, Inc., Zero Coupon, 6.697%–7.641%, 5/01/2027(h)	648,375
1,160,000	Spotify USA, Inc., Zero Coupon, 5.189%–5.777%, 3/15/2026(h)	986,580
		1,634,955
	Pharmaceuticals — 1.0%
2,240,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	2,172,800
3,745,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	3,709,797
855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(l)	587,812
505,000	Livongo Health, Inc., 0.875%, 6/01/2025	461,217
		6,931,626
	Retailers — 0.1%
110,000	Etsy, Inc., 0.125%, 9/01/2027	88,000
675,000	Etsy, Inc., 0.250%, 6/15/2028	509,963
		597,963
	Technology — 0.3%
725,000	Splunk, Inc., 1.125%, 6/15/2027	684,037
1,830,000	Unity Software, Inc., Zero Coupon, 7.084%–8.213%, 11/15/2026(h)	1,448,445
		2,132,482
	Total Convertible Bonds (Identified Cost $37,775,210)	30,705,952
	Total Bonds and Notes (Identified Cost $666,496,974)	542,891,360

Collateralized Loan Obligations — 10.7%
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3 mo. USD SOFR + 3.562%, 8.870%, 1/15/2033(a)(d)	1,673,177
3,460,000	AIMCO CLO 11 Ltd., Series 2020-11A, Class DR, 3 mo. USD SOFR + 3.262%, 8.570%, 10/17/2034(a)(d)	3,394,097
1,325,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 6.478%, 1/17/2032(a)(d)	1,317,553
480,000	Apidos CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 2.212%, 7.520%, 7/16/2031(a)(d)	471,433

Principal Amount (‡)	Description	Value (†)

$3,175,000	Apidos CLO XXIII Ltd., Series 2015-23A, Class CR, 3 mo. USD SOFR + 2.262%, 7.570%, 4/15/2033(a)(d)	$3,133,766
500,000	ARES LIX CLO Ltd., Series 2021-59A, Class E, 3 mo. USD SOFR + 6.512%, 11.863%, 4/25/2034(a)(d)	464,255
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3 mo. USD SOFR + 3.962%, 9.288%, 1/20/2034(a)(d)	1,025,170
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3 mo. USD SOFR + 3.412%, 8.738%, 4/20/2031(a)(d)	391,766
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3 mo. USD SOFR + 3.062%, 8.370%, 1/15/2033(a)(d)	849,943
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 2.912%, 8.238%, 4/20/2034(a)(d)	1,722,138
445,000	Battalion CLO XVI Ltd., Series 2019-16A, Class DR, 3 mo. USD SOFR + 3.512%, 8.838%, 12/19/2032(a)(d)	408,254
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.212%, 7.520%, 4/15/2029(a)(d)	888,670
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.412%, 7.738%, 10/20/2029(a)(d)	453,274
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 2.062%, 7.388%, 1/20/2031(a)(d)	392,161
980,000	Carlyle U.S. CLO Ltd., Series 2016-4A, Class A2R, 3 mo. USD SOFR + 1.712%, 7.038%, 10/20/2027(a)(d)	976,110
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.512%, 8.838%, 7/20/2034(a)(d)	933,597
730,000	CIFC Funding Ltd., Series 2013-2A, Class A3LR, 3 mo. USD SOFR + 2.212%, 7.522%, 10/18/2030(a)(d)	703,684
265,000	CIFC Funding Ltd., Series 2014-2RA, Class A3, 3 mo. USD SOFR + 2.162%, 7.507%, 4/24/2030(a)(d)	261,034
395,000	Clover CLO LLC, Series 2021-2A, Class A, 3 mo. USD SOFR + 1.432%, 6.758%, 7/20/2034(a)(d)	391,823
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3 mo. USD SOFR + 6.112%, 11.420%, 10/15/2030(a)(d)	752,406
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3 mo. USD SOFR + 2.012%, 7.322%, 4/18/2031(a)(d)	242,144
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3 mo. USD SOFR + 2.112%, 7.420%, 4/15/2029(a)(d)	294,018
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3 mo. USD SOFR + 6.112%, 11.495%, 11/22/2031(a)(d)	1,301,307
2,435,000	Generate CLO 7 Ltd., Series 7A, Class D, 3 mo. USD SOFR + 4.062%, 9.407%, 1/22/2033(a)(d)	2,434,737
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3 mo. USD SOFR + 3.212%, 8.520%, 10/15/2030(a)(d)	638,075
320,000	GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3 mo. USD SOFR + 2.162%, 7.488%, 4/20/2030(a)(d)	315,241
Principal Amount (‡)	Description	Value (†)

$435,000	Golub Capital Partners CLO 41B-R Ltd., Series 2019-41A, Class AR, 3 mo. USD SOFR + 1.582%, 6.908%, 1/20/2034(a)(d)	$434,445
1,640,000	Greystone CRE Notes Ltd., Series 2021-HC2, Class A, 1 mo. USD SOFR + 1.914%, 7.247%, 12/15/2039(a)(d)	1,604,955
1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3 mo. USD SOFR + 4.422%, 9.748%, 1/20/2034(a)(d)	1,528,746
310,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD SOFR + 3.262%, 8.588%, 4/20/2031(a)(d)	288,135
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3 mo. USD SOFR + 2.412%, 7.757%, 1/23/2031(a)(d)	470,084
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3 mo. USD SOFR + 3.262%, 8.607%, 1/23/2031(a)(d)	292,028
3,300,000	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class CR2, 3 mo. USD SOFR + 2.162%, 7.527%, 1/28/2030(a)(d)	3,261,977
575,000	Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, 3 mo. USD SOFR + 1.392%, 6.703%, 10/14/2035(a)(d)	569,933
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3 mo. USD SOFR + 7.492%, 12.818%, 10/20/2032(a)(d)	1,986,674
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3 mo. USD SOFR + 6.012%, 11.338%, 10/20/2030(a)(d)	444,890
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3 mo. USD SOFR + 2.162%, 7.507%, 1/22/2030(a)(d)	896,773
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3 mo. USD LIBOR + 6.360%, 11.955%, 4/21/2034(a)(d)	441,315
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3 mo. USD SOFR + 6.512%, 11.838%, 7/02/2035(a)(d)	1,871,187
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3 mo. USD SOFR + 6.662%, 12.007%, 10/22/2036(a)(d)	5,028,951
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3 mo. USD SOFR + 2.262%, 7.572%, 4/18/2033(a)(d)	1,727,716
1,095,000	OHA Credit Partners XVI, Series 2021-16A, Class A, 3 mo. USD SOFR + 1.412%, 6.722%, 10/18/2034(a)(d)	1,092,163
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3 mo. USD SOFR + 3.312%, 8.657%, 7/23/2031(a)(d)	2,190,655
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.212%, 7.538%, 1/20/2033(a)(d)	1,555,543
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3 mo. USD SOFR + 4.012%, 9.320%, 4/15/2034(a)(d)	1,983,437
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3 mo. USD SOFR + 2.212%, 7.538%, 7/20/2030(a)(d)	296,843
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3 mo. USD SOFR + 2.262%, 7.588%, 7/20/2029(a)(d)	2,560,778
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3 mo. USD SOFR + 3.412%, 8.757%, 7/24/2031(a)(d)	1,036,848

Principal Amount (‡)	Description	Value (†)

$1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.062%, 8.388%, 7/20/2034(a)(d)	$1,123,083
2,110,000	Post CLO Ltd., Series 2023-1A, Class A, 3 mo. USD SOFR + 1.950%, 6.829%, 4/20/2036(a)(d)	2,115,589
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3 mo. USD SOFR + 3.512%, 8.838%, 4/20/2034(a)(d)	322,439
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3 mo. USD SOFR + 2.162%, 7.470%, 10/15/2029(a)(d)	2,532,940
1,935,313	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD SOFR + 1.362%, 6.741%, 5/20/2031(a)(d)	1,929,075
1,030,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD SOFR + 1.422%, 6.730%, 4/17/2034(a)(d)	1,021,414
920,000	TCW CLO Ltd., Series 2018-1A, Class D, 3 mo. USD SOFR + 3.172%, 8.523%, 4/25/2031(a)(d)	887,412
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3 mo. USD SOFR + 2.412%, 7.720%, 4/15/2033(a)(d)	1,018,731
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3 mo. USD SOFR + 2.412%, 7.738%, 4/20/2033(a)(d)	606,990
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3 mo. USD SOFR + 6.012%, 11.363%, 7/25/2031(a)(d)	821,602
895,000	Verde CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD SOFR + 1.362%, 6.670%, 4/15/2032(a)(d)	890,063
	Total Collateralized Loan Obligations (Identified Cost $70,135,280)	70,663,247

Senior Loans — 2.8%
	Cable Satellite — 0.3%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6 mo. EURIBOR + 3.000%, 6.928%, 1/31/2029, (EUR)(d)(m)	1,962,117
	Consumer Cyclical Services — 0.3%
2,032,138	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 8.159%, 3/03/2030(d)(m)	2,030,288
	Healthcare — 0.4%
1,058,000	Bausch & Lomb Corp., 2023 Incremental Term Loan, 9/14/2028(n)	1,043,453
1,800,000	Star Parent, Inc., 2023 Term Loan B, 9/19/2030(n)	1,757,754
		2,801,207
	Leisure — 0.4%
1,187,886	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.681%, 10/18/2028(d)(o)	1,180,811
420,222	Carnival Corp., 2021 Incremental Term Loan B, 10/18/2028(n)	417,719
137,633	Carnival Corp., 2023 Term Loan B, 8/08/2027(n)	137,157
1,044,671	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.327%, 8/08/2027(d)(o)	1,041,057
		2,776,744
Principal Amount (‡)	Description	Value (†)

	Media Entertainment — 0.6%
$2,014,950	MH Sub I LLC, 2023 Term Loan, 1 mo. USD SOFR + 4.250%, 9.566%, 5/03/2028(d)(p)	$1,946,623
2,199,560	Playtika Holding Corp., 2021 Term Loan, 1 mo. USD SOFR + 2.750%, 8.181%, 3/13/2028(d)(m)	2,195,447
		4,142,070
	Property & Casualty Insurance — 0.1%
243,163	AmWINS Group, Inc., 2023 Incremental Term Loan B, 1 mo. USD SOFR + 2.750%, 8.181%, 2/19/2028(d)(m)	242,708
560,000	HUB International Ltd., 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.584%, 6/20/2030(d)(o)	560,935
		803,643
	Restaurants — 0.2%
990,000	1011778 BC Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD SOFR + 2.250%, 7.566%, 9/23/2030(m)	985,674
	Technology — 0.4%
1,375,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(n)	1,373,996
967,688	Open Text Corp., 2023 Term Loan B, 1 mo. USD SOFR + 2.750%, 8.166%, 1/31/2030(d)(p)	967,252
		2,341,248
	Transportation Services — 0.1%
552,225	Rand Parent LLC, 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.640%, 3/17/2030(d)(m)	534,510
	Total Senior Loans (Identified Cost $18,593,306)	18,377,501

Shares
Common Stocks— 1.8%
	Aerospace & Defense — 0.0%
473	Lockheed Martin Corp.	193,438
	Air Freight & Logistics — 0.1%
1,505	United Parcel Service, Inc., Class B	234,584
	Banks — 0.0%
749	JPMorgan Chase & Co.	108,620
	Beverages — 0.0%
3,631	Coca-Cola Co.	203,263
	Biotechnology — 0.2%
8,729	AbbVie, Inc.	1,301,145
	Capital Markets — 0.1%
167	BlackRock, Inc.	107,964
1,876	Morgan Stanley	153,213
		261,177
	Chemicals — 0.0%
279	Linde PLC	103,886
	Communications Equipment — 0.0%
1,487	Cisco Systems, Inc.	79,941
	Construction Materials — 0.2%
200,026	Cemex SAB de CV, ADR(g)	1,300,169
	Consumer Staples Distribution & Retail — 0.1%
198	Costco Wholesale Corp.	111,862
1,118	Walmart, Inc.	178,802
		290,664
	Containers & Packaging — 0.0%
564	Packaging Corp. of America	86,602

Shares	Description	Value (†)
	Electric Utilities — 0.0%
1,384	Duke Energy Corp.	$122,152
480	NextEra Energy, Inc.	27,499
		149,651
	Electrical Equipment — 0.0%
320	Emerson Electric Co.	30,902
	Financial Services — 0.0%
271	Mastercard, Inc., Class A	107,292
	Ground Transportation — 0.0%
735	Union Pacific Corp.	149,668
	Health Care Equipment & Supplies — 0.0%
1,636	Abbott Laboratories	158,447
	Health Care Providers & Services — 0.1%
449	Elevance Health, Inc.	195,504
418	UnitedHealth Group, Inc.	210,751
		406,255
	Hotels, Restaurants & Leisure — 0.0%
2,254	Starbucks Corp.	205,723
	Household Products — 0.0%
1,529	Procter & Gamble Co.	223,020
	IT Services — 0.0%
521	Accenture PLC, Class A	160,004
	Life Sciences Tools & Services — 0.0%
273	Thermo Fisher Scientific, Inc.	138,184
	Machinery — 0.1%
424	Cummins, Inc.	96,867
479	Deere & Co.	180,765
		277,632
	Media — 0.2%
232,738	Altice USA, Inc., Class A(g)	761,053
6,294	Comcast Corp., Class A	279,076
		1,040,129
	Metals & Mining — 0.0%
4,265	Newmont Corp.	157,592
	Oil, Gas & Consumable Fuels — 0.4%
17,620	Canadian Natural Resources Ltd.	1,139,486
567	Devon Energy Corp.	27,046
6,226	Diamondback Energy, Inc.	964,283
935	Pioneer Natural Resources Co.	214,629
4,471	Williams Cos., Inc.	150,628
		2,496,072
	Pharmaceuticals — 0.1%
2,896	Bristol-Myers Squibb Co.	168,084
1,246	Johnson & Johnson	194,064
266	Merck & Co., Inc.	27,385
		389,533
	Semiconductors & Semiconductor Equipment — 0.1%
368	Broadcom, Inc.	305,653
2,693	Microchip Technology, Inc.	210,189
1,969	QUALCOMM, Inc.	218,677
		734,519
Shares	Description	Value (†)
	Software — 0.1%
954	Microsoft Corp.	$301,226
	Specialized REITs — 0.0%
956	American Tower Corp.	157,214
	Specialty Retail — 0.0%
615	Home Depot, Inc.	185,828
	Technology Hardware, Storage & Peripherals — 0.0%
1,254	Apple, Inc.	214,697
	Trading Companies & Distributors — 0.0%
1,896	Fastenal Co.	103,598
	Total Common Stocks (Identified Cost $14,338,132)	11,950,675

Preferred Stocks — 0.1%

Convertible Preferred Stocks — 0.1%
	Midstream — 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	105,760
	Technology — 0.1%
29,023	Clarivate PLC, Series A, 5.250%	848,342
	Total Convertible Preferred Stocks (Identified Cost $2,238,547)	954,102
	Total Preferred Stocks (Identified Cost $2,238,547)	954,102

Other Investments — 0.0%
	Aircraft ABS — 0.0%
900	ECAF I Blocker, Ltd.(c)(q) (Identified Cost $9,000,000)	—

Principal Amount (‡)
Short-Term Investments — 3.5%
$23,310,869	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2023 at 2.500% to be repurchased at $23,315,726 on 10/02/2023 collateralized by $26,702,600 U.S. Treasury Note, 0.750% due 8/31/2026 valued at $23,777,097 including accrued interest(r) (Identified Cost $23,310,869)	23,310,869
	Total Investments — 100.9% (Identified Cost $804,113,108)	668,147,754
	Other assets less liabilities — (0.9)%	(6,222,696)
	Net Assets — 100.0%	$661,925,058

Written Options — (0.0%)
Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Abbott Laboratories, Call	10/20/2023	110.00	(1,200)	$(116,220)	$(1,941)	$(84)
AbbVie, Inc., Call	10/20/2023	155.00	(1,600)	(238,496)	(1,916)	(816)
Accenture PLC, Call	10/20/2023	325.00	(400)	(122,844)	(2,467)	(320)
Apple, Inc., Call	10/20/2023	195.00	(600)	(102,726)	(1,630)	(21)

Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
BlackRock, Inc., Call	10/20/2023	730.00	(100)	$(64,649)	$(877)	$(53)
Bristol-Myers Squibb Co., Call	10/20/2023	65.00	(2,100)	(121,884)	(897)	(53)
Broadcom, Inc., Call	10/20/2023	950.00	(300)	(249,174)	(5,360)	(210)
Cisco Systems, Inc., Call	10/20/2023	57.50	(900)	(48,384)	(601)	(23)
Comcast Corp., Call	10/20/2023	47.50	(5,300)	(235,002)	(3,377)	(530)
Costco Wholesale Corp., Call	10/20/2023	575.00	(100)	(56,496)	(596)	(582)
Deere & Co., Call	10/20/2023	420.00	(300)	(113,214)	(1,205)	(153)
Duke Energy Corp., Call	10/20/2023	95.00	(700)	(61,782)	(663)	(88)
Elevance Health, Inc., Call	10/20/2023	500.00	(300)	(130,626)	(1,790)	(165)
Emerson Electric Co., Call	10/20/2023	100.00	(200)	(19,314)	(285)	(125)
Fastenal Co., Call	10/20/2023	60.00	(1,000)	(54,640)	(937)	(100)
Home Depot, Inc., Call	10/20/2023	340.00	(500)	(151,080)	(2,051)	(30)
JPMorgan Chase & Co., Call	10/20/2023	155.00	(500)	(72,510)	(1,024)	(200)
Linde PLC, Call	10/20/2023	395.00	(200)	(74,470)	(1,113)	(110)
Lockheed Martin Corp., Call	10/20/2023	470.00	(300)	(122,688)	(1,670)	(60)
Mastercard, Inc., Call	10/20/2023	415.00	(200)	(79,182)	(1,243)	(200)
Merck & Co., Inc., Call	10/20/2023	115.00	(100)	(10,295)	(94)	(4)
Microchip Technology, Inc., Call	10/20/2023	90.00	(1,900)	(148,295)	(1,952)	(142)
Microsoft Corp., Call	10/20/2023	350.00	(700)	(221,025)	(3,092)	(143)
Morgan Stanley, Call	10/20/2023	90.00	(1,300)	(106,171)	(1,465)	(266)
Packaging Corp. of America, Call	10/20/2023	155.00	(400)	(61,420)	(437)	(920)
Pioneer Natural Resources Co., Call	10/20/2023	255.00	(600)	(137,730)	(1,904)	(165)
Procter & Gamble Co., Call	10/20/2023	160.00	(1,100)	(160,446)	(1,295)	(105)
Starbucks Corp., Call	10/20/2023	105.00	(1,600)	(146,032)	(1,452)	(40)
Thermo Fisher Scientific, Inc., Call	10/20/2023	570.00	(200)	(101,234)	(993)	(130)
Union Pacific Corp., Call	10/20/2023	235.00	(600)	(122,178)	(1,450)	(60)
United Parcel Service, Inc., Call	10/20/2023	180.00	(1,100)	(171,457)	(1,713)	(39)
UnitedHealth Group, Inc., Call	10/20/2023	520.00	(300)	(151,257)	(2,150)	(1,672)
Walmart, Inc., Call	10/20/2023	160.00	(500)	(79,965)	(1,329)	(1,302)
Williams Cos., Inc., Call	10/20/2023	36.00	(2,300)	(77,487)	(1,144)	(172)
Total					$(52,113)	$(9,083)

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority.Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price)
supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's net asset value
("NAV") is calculated. Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of Rule 144A holdings amounted to
$390,784,876 or 59.0% of net assets.

(b)
Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2023 is disclosed.

(c)	Level 3 security. Value has been determined using significant unobservable inputs.
(d)	Variable rate security. Rate as of September 30, 2023 is disclosed.
(e)	Perpetual bond with no specified maturity date.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Non-income producing security.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(i)	Amount shown represents units. One unit represents a principal amount of 1,000.
(j)	Amount shown represents units. One unit represents a principal amount of 100.
(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(m)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.

(n)	Position is unsettled. Contract rate was not determined at September 30, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(o)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.75%, to which the spread is added.
(p)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.50%, to which the spread is added.
(q)	Securities subject to restriction on resale. At September 30, 2023, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker, Ltd.	6/18/2015	9,000,000	—	Less than 0.1%

(r)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-
party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the
Fund's ability to dispose of the underlying securities. As of September 30, 2023, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ABS	Asset-Backed Securities
ADR
An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
ZAR	South African Rand
Swap Agreements
The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the "protection buyer" and "protection seller") to exchange the credit risk of an issuer ("reference obligation") for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments ("fees") over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.
Swap agreements are privately negotiated in the over-the-counter ("OTC") market and may be entered into as a bilateral contract or centrally cleared ("centrally cleared swaps"). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as "variation margin," are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund's counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.
At September 30, 2023, the Fund had the following open centrally cleared interest rate swap agreements:
Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.58%	3 mo. SAFEX - JIBAR	$1,477,232	$1,475,757

At September 30, 2023, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY* .S41	(5.00%)	12/20/2028	37,805,000	$(435,962)	$(262,926)	$173,036
CDX.NA.HY* .S41	(5.00%)	12/20/2028	23,520,000	(271,229)	(163,576)	107,653
Total					$(426,502)	$280,689

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
1	Payments are made quarterly.
2	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.
At September 30, 2023, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	10/31/2023	EUR	S	800,000	$884,128	$846,774	$37,354
Bank of America N.A.	12/05/2023	EUR	S	2,255,000	2,456,710	2,390,503	66,207
Barclays Bank PLC	10/31/2023	EUR	S	1,955,000	2,162,810	2,069,302	93,508
BNP Paribas SA	11/16/2023	ZAR	S	225,060,000	11,686,511	11,841,039	(154,528)
Goldman Sachs International	11/20/2023	EUR	S	1,795,000	1,965,877	1,901,584	64,293
Morgan Stanley Capital Services LLC	10/11/2023	COP	B	2,363,405,000	585,581	578,135	(7,446)
Morgan Stanley Capital Services LLC	10/11/2023	COP	S	2,363,405,000	560,447	578,135	(17,688)
Total							$81,700
Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At September 30, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	12/29/2023	2,350	$477,599,096	$476,370,704	$(1,228,392)
CBOT 5 Year U.S. Treasury Notes Futures	12/29/2023	923	98,117,088	97,246,703	(870,385)
CBOT U.S. Long Bond Futures	12/19/2023	825	98,579,405	93,869,531	(4,709,874)
Total					$(6,808,651)

At September 30, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Ultra Long Term U.S. Treasury Bond Futures	12/19/2023	882	$111,374,712	$104,682,375	$6,692,337
Ultra 10 Year U.S. Treasury Notes Futures	12/19/2023	1,136	130,290,908	126,735,000	3,555,908
Total					$10,248,245
Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$49,156,851	$43,392	$49,200,243

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Non-Agency Commercial Mortgage-Backed Securities	$—	$38,219,090	$1,457,150	$39,676,240
All Other Non-Convertible Bonds(a)	—	423,308,925	—	423,308,925
Total Non-Convertible Bonds	—	510,684,866	1,500,542	512,185,408
Convertible Bonds(a)	—	30,705,952	—	30,705,952
Total Bonds and Notes	—	541,390,818	1,500,542	542,891,360
Collateralized Loan Obligations	—	70,663,247	—	70,663,247
Senior Loans(a)	—	18,377,501	—	18,377,501
Common Stocks(a)	11,950,675	—	—	11,950,675
Preferred Stocks(a)	954,102	—	—	954,102
Other Investments(a)	—	—	—	—
Short-Term Investments	—	23,310,869	—	23,310,869
Total Investments	12,904,777	653,742,435	1,500,542	668,147,754
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	1,475,757	—	1,475,757
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	280,689	—	280,689
Forward Foreign Currency Contracts (unrealized appreciation)	—	261,362	—	261,362
Futures Contracts (unrealized appreciation)	10,248,245	—	—	10,248,245
Total	$23,153,022	$655,760,243	$1,500,542	$680,413,807

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(9,083)	$—	$—	$(9,083)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(179,662)	—	(179,662)
Futures Contracts (unrealized depreciation)	(6,808,651)	—	—	(6,808,651)
Total	$(6,817,734)	$(179,662)	$—	$(6,997,396)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2022 and/or September 30, 2023:

Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2023
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$(3,519)	$6,485	$—	$(127,348)	$167,774	$—	$43,392	$6,485
Non-Agency Commercial Mortgage- Backed Securities	1,992,567	—	—	(535,417)	—	—	—	—	1,457,150	(535,417)
Other Investments
Aircraft ABS	61,425	—	—	(61,425)	—	—	—	—	—	—
Total	$2,053,992	$—	$(3,519)	$(590,357)	$—	$(127,348)	$167,774	$—	$1,500,542	$(528,932)

Debt securities valued at $167,774 were transferred from Level 2 to Level 3 during the period ended September 30, 2023. At December 31, 2022, this security was (these securities were) fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies. At September 30, 2023, these securities were fair valued as determined by the Fund's valuation designee as an independent pricing service did not provide a reliable price for the securities.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts, futures contracts, option contracts and swap agreements.
The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of September 30, 2023, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.
The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of September 30, 2023, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. As of September 30, 2023, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes, to manage duration and yield curve management.
The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. As of September 30, 2023, the Fund engaged in option contracts for hedging purposes and investment exposure.
The following is a summary of derivative instruments for the Fund, as of September 30, 2023:
Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$261,362	$—	$—	$261,362
Exchange-traded/cleared asset derivatives
Interest rate contracts	—	10,248,245	1,477,232	11,725,477
Total asset derivatives	$261,362	$10,248,245	$1,477,232	$11,986,839

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(179,662)	$—	$—	$(179,662)
Exchange-traded/cleared liability derivatives
Interest rate contracts	—	—	(6,808,651)	—	(6,808,651)
Credit contracts	—	—	—	(426,502)	(426,502)
Equity contracts	(9,083)	—	—	—	(9,083)
Total exchange-traded/cleared liability derivatives	$(9,083)	$—	$(6,808,651)	$(426,502)	$(7,244,236)
Total liability derivatives	$(9,083)	$(179,662)	$(6,808,651)	$(426,502)	$(7,423,898)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2023, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:
Counterparty:	Derivatives	Collateral Pledged
BNP Paribas SA	$(154,528)	$260,000
Morgan Stanley Capital Services LLC	(25,134)	—
Counterparty risk is managed based on policies and procedures established by each Fund's adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund's aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange's clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker's customers, potentially resulting in losses to the Fund.
Industry Summary at September 30, 2023 (Unaudited)
Banking	7.9%
ABS Home Equity	7.4
Treasuries	6.6
Non-Agency Commercial Mortgage-Backed Securities	6.0
Cable Satellite	5.9
ABS Car Loan	5.2
Finance Companies	4.6
Technology	4.4
ABS Other	3.9
Metals & Mining	3.3
Pharmaceuticals	3.0
Media Entertainment	2.9
Independent Energy	2.5
ABS Student Loan	2.0
Consumer Cyclical Services	2.0
Other Investments, less than 2% each	19.1
Collateralized Loan Obligations	10.7
Short-Term Investments	3.5
Total Investments	100.9
Other assets less liabilities (Including open written options, swap agreements, forward foreign currency and futures contracts)	(0.9)
Net Assets	100.0%